UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2024, Amy Crouch has been appointed as Interim Principal Financial Officer of the Federal Home Loan Bank of Topeka (“FHLBank”).

Ms. Crouch, age 48, currently serves as FHLBank’s First Vice President and Chief Accounting Officer, and serves as FHLBank’s Principal Accounting Officer, a role she has held since January 2023. Ms. Crouch is responsible for FHLBank’s Accounting activities, including financial reporting. Ms. Crouch previously served as Vice President, Director of Financial Reporting since September 2011, and as SEC Reporting and Compliance Manager from April 2008 to September 2011. She joined FHLBank in 2005 as SEC Reporting and Compliance Accountant.

FHLBank intends to compensate Ms. Crouch commensurate with the duties and responsibilities of the position. Ms. Crouch’s compensation has not yet received Federal Housing Finance Agency non-objection.

Since January 1, 2022, except for compensation payable to Ms. Crouch in her capacity as an officer and employee of FHLBank, FHLBank has not engaged in any transactions with Ms. Crouch or any members of her immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Ms. Crouch and any of FHLBank’s directors or executive officers, and there are no arrangements or understandings between Ms. Crouch and any other person pursuant to which she was selected as Interim Principal Financial Officer of FHLBank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

01/03/2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Legal and Ethics Officer, Corporate Secretary